Exhibit 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Superclick, Inc. (the "Company") on Form 10-QSB/A for the quarter ending January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Todd M. Pitcher, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     and

         2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 27, 2005                   /s/ Todd M. Pitcher
                                         ---------------------------------------
                                         Name: Todd M. Pitcher
                                         Title: Interim Chief Financial
                                                Officer and Principal Accounting
                                                Officer


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